UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2003

ENTERRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

                                                    Alberta, Canada                                     000-32115                                      n/a

     (State or other  jurisdiction of incorporation)     (Commission File Number) (IRS Employer identification No.)

Suite 2600, 500 – 4th Avenue S.W. Calgary, Alberta, Canada T2P 2V6

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 403-263-0262

ITEM 5. OTHER EVENTS.

On May 21, 2003, Enterra Energy Corp. issued a press release concerning its commencement of trading on the NASDAQ National Market, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. PAGE NO.

(a) Not Applicable.

(b) Not Applicable.

(c) EXHIBITS. The following document is filed as an exhibit to this Report:

99.1	Press release dated May 21, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

Date: May 21, 2003

Enterra Energy Corp.

By: /s/ Luc Chartrand

Luc Chartrand

Chief Financial Officer

(Duly Authorized Officer and Principal Financial and Accounting Officer)